WORLDWIDE GOLF RESOURCES, INC.
                     1850 E. Flamingo Road, Suite 111
                         Las Vegas, Nevada  89119
                         Telephone (702) 866-5880

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                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             January 15, 1998
                 -----------------------------------------

           TO THE SHAREHOLDERS OF WORLDWIDE GOLF RESOURCES, INC.


     A special meeting of the shareholders of Worldwide Golf Resources, Inc. will be held at the Corporate Offices located at 1850 E. Flamingo Road, Suite 111, Las Vegas, Nevada 89119, on January 15, 1998, at 10:00 a.m. Pacific Daylight Time, for the following purposes:


     1.   To remove Jeffrey B. Johnson as Director of the Corporation.

     2. To elect Donald J. Stoecklein to the board of directors to serve until the next annual meeting and until his successor is elected and qualified; and,

     3. To Amend and Restate the Company Bylaws to comply with the Nevada Revised Statutes.

     4. To Amend the Articles of Incorporation to include Officer and Director liability limitation pursuant to Nevada Revised Statutes.

     5. To engage the accounting firm of Arthur Anderson & Co. as the Company's independent auditors.

     6.   To change the Company's Transfer Agent to Pacific Stock
          Transfer, Las Vegas, Nevada.

     7. To transact any other business that may properly come before the meeting or any adjournment of the meeting.


     Shareholders of record at the close of business on November 30, 1997 are entitled to notice of and to vote at the meeting.


     All  shareholders are  invited to  attend  the  meeting  in person.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS SOON AS POSSIBLE.

By Order of  the President,


s/Donald J. Stoecklein
-------------------------------
Donald J. Stoecklein, President
Dated:  January 2, 1998

                      Worldwide Golf Resources, Inc.
                     1850 E. Flamingo Rd., Suite #111
                           Las Vegas, NV  89119
                         Telephone (702) 866-5880

                      ------------------------------

                              PROXY STATEMENT

                      ------------------------------

                  For the Annual Meeting of Shareholders
                        to be held January 15, 1998


                         MATTERS TO BE CONSIDERED

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Worldwide Golf Resources, Inc. (the "Company") of proxies for use at the annual meeting of the shareholders of the Company, or any adjournments thereof. The meeting will be held at the Corporate Offices, 1850 E. Flamingo Rd. Suite #111, Las Vegas, Nevada, on January 15, 1998, at 10:00 a.m. Pacific Daylight Time, to:

     1.   Remove Jeffrey B. Johnson as Director of the Corporation.
     2. Elect Donald J. Stoecklein to the board of directors to serve until the next annual meeting and until his successor is elected and qualified; and,
     3. Amend and Restate the Company Bylaws to comply with the Nevada Revised Statutes.
     4. Amend the Articles of Incorporation to include Officer and Director liability limitation pursuant to Nevada Revised Statutes.
     5. To engage the accounting firm of Arthur Anderson & Co. as the Company's independent auditors.
     6. To change the Company's Transfer Agent to Pacific Stock Transfer, Las Vegas, Nevada
     7. To transact any other business that may properly come before the meeting or any adjournment of the meeting.

     Management knows of no other business that may properly come before the meeting. The above matter No. 1 requires for its approval the affirmative vote of two-thirds of the shares of the issued and outstanding shares of the Company and matters Nos. 2, 3, 4, 5 and 6 require for their approval the affirmative vote of a majority of the shares represented at a meeting at which a quorum is present.

                          SOLICITATION OF PROXIES

     Enclosed is a proxy card for use in voting shares of Common Stock in the Company by proxy at the annual meeting of shareholders. Unless otherwise indicated on the proxy, shares represented at the meeting by a properly executed proxy, received by the Company in advance of the meeting, will be voted for each of the nominees for Director shown on the proxy card. Where a shareholder specifies on a proxy how the shares represented by the proxy are to be voted, the shares will be voted in accordance with the specifications made. Any proxy given by a shareholder may be revoked by the shareholder at any time prior to its use by filing a written revocation with the Secretary of the Company, by filing a proxy, duly executed, with the Secretary of the Company bearing a later date, or by attending the meeting and voting in person. Attendance at the meeting, in and of itself, will not constitute revocation of a previously submitted proxy.

                             VOTING SECURITIES

     The securities entitled to vote at the meeting consist of 50,000,000 shares of Common Stock of the Company, par value $.001. Each share of Common Stock is entitled to one vote. Only shareholders of record at the close of business on November 30, 1997, are entitled to notice of and to vote at the meeting and any adjournment thereof. The number of outstanding shares at the close of business on November 30, 1997, was 13,157,248 held by approximately 376 shareholders.

     This   Proxy  Statement  is  being  mailed  to  shareholders beginning
January 5, 1998.

                        BENEFICIAL STOCK OWNERSHIP

     The following table sets forth, as of November 30, 1997, Common Stock ownership of (1) the directors of the Company, (2) the only persons known to management to be the beneficial owners of more than five percent of the Common Stock of the Company, and (3) the Company's directors and officers as a group:

                                   Amount and               Options
                                   Nature of                or Other
Title of    Name and Address       Beneficial     Percent   Beneficial
Class       of Beneficial Owner(1) Ownership of   Class     Owners(2)(3)
Common    Mahmood Shahsavar        324,500        .0247%

Common    ElaineAffleck            10,000         .0008%

Common    Seyed Torabian           0              0%

Common    Jeffrey B. Johnson       0              0%

Common    Donald J. Stoecklein     100,000        .0076%

Common    Srini Chary              175,000        .0133%

Common    Walter Chomichuk         0              0%

Common    Debra K. Amigone         0              0%

Common    3422488 Manitoba         6,160,000      .4682%
          251 Sawteaux Crescent
          Winnipeg, Manitoba,
          Canada R3J 3C7

Common    Officers & Directors     609,500        .0463%
          (As a group of 5 persons)

(1)  Addresses   are furnished only for those beneficial owners  of  5%  or more of the Company's Common Stock.

(2) All beneficial owners have sole voting and investment power over all of the shares they own, except as indicated in column five and these footnotes.

(3)  The  amounts in column three include the amounts in column five.

Mac Shahsavar, an officer and director of the Company, is the controlling shareholder of 3,422,488 Manitoba Ltd.

                            REMOVAL OF DIRECTOR

     The removal of Jeffrey B. Johnson as director of the Company.

                           ELECTION OF DIRECTOR

     The election of Donald J. Stoecklein as director of the Company, to serve until the next annual meeting and until his successor is elected and qualified.

     If one or more of the nominees should at the time of the meeting be unable or unwilling to serve, the shareholders may vote for other nominees and for any substitute nominee or nominees designated by the Board of Directors. None of the Directors knows of any reason why the nominee named would be unavailable to serve. The following table sets forth information regarding each nominee.

                      All Positions                         Years Served
                      and Offices                           as Director
Name                  With WWG               Age            Of the Company

Donald J. Stoecklein     President           50             None

               BOARD OF DIRECTORS MEETINGS AND COMPENSATION

Board Meetings

     The   Board  of  Directors met 19 times during the fiscal  year  ended
December 31, 1997. The Board does not have an audit, a compensation nor a nominating committee.

Director Compensation

     For serving on the Board of Directors, each director of the Company is paid an amount of money per meeting established from time to time by resolution of the Board of Directors, or the equivalent in common stock in the Company.

                   IDENTIFICATION OF EXECUTIVE OFFICERS

     The Company's executive officers are elected annually at the first meeting of the Board of Directors following each annual shareholders meeting. The Company's executive officers as of December 15, 1997, were as follows:

Name                    Age        Position
Mac Shahsavar            40        Chairman of the Board
Donald J. Stoecklein     50        President
Seyed Torabian           40        Executive Vice President
Walter Chomichuk         57        Vice President/ International
Debra K. Amigone         44        Secretary/Treasurer

Summary Compensation

     The compensation which the Company paid to the President for services in all capacities and for the fiscal years indicated, was as follows:

Name and Principal Position             Year           Salary         Other
Kenneth L. Maul, Chairman and  CEO      1996             6,000
                                        1995            60,000
                                        1994            60,000
                                        1993            60,000

Janet E. Maul, Secretary and Treasurer  1996             1,200
                                        1995            20,400
                                        1994            20,400
                                        1993            20,400

Insider Participation in Compensation Decisions

     The Company has no separate Compensation Committee; the entire Board of Directors makes decisions regarding executive compensation. Two of the five directors are officers of the Company. Mac Shahsavar is the Chairman of the Board and a director and Seyed Torabian is the Executive Vice President and a Director. Both of them participated in deliberations of the Company's Board of Directors concerning executive officer compensation.

Board of Directors Report on Executive Compensation

     The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. The Board has set executive compensation at what the Board considered to be the minimal levels necessary to retain and compensate the officers of the company for their activities on the Company's behalf.

          Mac Shahsavar
          Elaine Affleck
          Srini Chary
          Seyed Torabian
          Jeffrey B. Johnson

                           SELECTION OF AUDITORS

     The   Board   of   Directors selected Arthur Andersen & Co.  Certified
Public Accountants, as the independent auditor to examine the Company's financial statements for the fiscal year ended December 31, 1997.

PROPOSALS OF SHAREHOLDERS FOR THE SPECIAL MEETING OF SHAREHOLDERS

     Proposals of shareholders intended to be presented at the special meeting of shareholders' meeting must be received by the Corporate Secretary, Worldwide Golf Resources, Inc., 1850 E. Flamingo Rd. Suite #111, Las Vegas, Nevada, prior to January 12, 1998.

                               OTHER MATTERS

     To Amend and Restate the Company Bylaws to comply with the Nevada Revised Statutes.
     To Amend the articles of Incorporation to include Officer and Director liability limitation pursuant to Nevada Revised Statutes.
     To change the Company's Transfer Agent to Pacific Stock Transfer, Las Vegas, Nevada.

                      EXPENSES OF PROXY SOLICITATION

     The principal solicitation of proxies will be made by mail. However, certain officers of the Company, none of whom will be compensated therefore, may solicit proxies by letter, telephone or personal solicitation. Expenses of distributing this Proxy Statement to shareholders, which may include reimbursements to banks, brokers and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by the Company.

PLEASE  SIGN,  DATE  AND RETURN THE ACCOMPANYING  PROXY  AT  YOUR
EARLIEST  CONVENIENCE,  WHETHER OR NOT YOU CURRENTLY  PLAN  TO  ATTEND  THE
MEETING.


                                        /s/ Debra K. Amigone
                                        -------------------------
                                        Debra K. Amigone
                                        Secretary/Treasurer

                      WORLDWIDE GOLF RESOURCES, INC.

                                   PROXY

                      Special Meeting of Shareholders
                             January 15, 1998

     The undersigned appoints The Board of Directors of Worldwide Golf Resources, Inc. with full power of substitution, the attorney and proxy of the undersigned, to attend the special meeting of shareholders of Worldwide Golf Resources, Inc., to be held January 15, 1998, beginning at 10:00 a.m., Pacific Daylight Time, at the Corporate offices, 1850
E. Flamingo Road, Suite 111, Nevada, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Notice of Special Meeting of Shareholders dated January 2, 1998, a copy of which has been received by the undersigned, as follows:

1.   Vote [     ]                  Withhold Vote  [     ]

     for  the removal of Jeffrey B. Johnson as director of  the Company.

2.   Vote [     ]                  Withhold Vote  [     ]

     for the election of Donald J. Stoecklein as director of the Company, to serve until the next annual meeting and until his successor is elected and qualified

3.   Vote [     ]                  Withhold Vote  [     ]

     to Amend and Restate the Company Bylaws in accordance with Nevada Revised Statutes.

4.   Vote [     ]                  Withhold Vote  [     ]

     to Amend the Articles of Incorporation to include Officer and Director liability limitation pursuant to Nevada Revised Statutes.

5.   Vote [     ]                  Withhold Vote  [     ]

     To engage the accounting firm of Arthur Anderson & Co. as the Company's independent auditors.

6.   Vote [     ]                  Withhold Vote  [     ]

     To change the Company's Transfer Agent to Pacific Stock Transfer,Las Vegas, Nevada.

7. In their discretion, upon any other matter that may properly come before the meeting or any adjournment hereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE. IN THE ABSENCE OF SUCH INDICATIONS, THIS PROXY, IF OTHERWISE DULY EXECUTED, WILL BE VOTED FOR EACH OF THE MATTERS SET FORTH ABOVE.

Date ______________________, 1998       Number of Shares________________

Please sign exactly as your name appears on your stock certificate(s). If your stock is issued in the names of two or more persons, all of them must sign this proxy. If signing in representative capacity, please indicate your title.

                              ___________________________________
                              Signature
                              Print Name Here:___________________


                              ___________________________________
                              Signature
                              Print Name Here:___________________








       PLEASE SIGN AND RETURN THIS PROXY PRIOR TO JANUARY 12, 1998.